Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Star Resource Corp. (the “Company”) on Form 10-Q for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Marilyn Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 1st day of February, 2024.

/s/ MARILYN MILLER
Marilyn Miller
Chief Financial Officer